HERITAGE EQUITY FUNDS

                                FEBRUARY 6, 2001

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 2, 2001

           The following paragraph replaces the paragraph on page 19 under the "Industry Classifications" section of the Statement of Additional Information:

                     For purposes of determining industry  classifications,
           each fund will rely primarily upon classifications published by Bloomberg L.P. except with respect to investments in companies that produce or manufacture semiconductors. Investments in those companies will be classified as one of the following four industry groups: logic semiconductors (semiconductors that perform a processing or controlling function); analog semiconductors (semiconductors that manipulate unprocessed data, such as movement, temperature and sound); memory semiconductors (semiconductors that hold programs and data); and communications semiconductors (semiconductors used primarily in the transmission, amplification and switching of voice, data and video signals). If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification. In addition, in the event that any Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or, with respect to Eagle International Fund, classifications determined by the Financial Times Stock Exchange International.